Press Release

May 6, 2005

For Immediate Release
---------------------

For Information Contact:

NCRIC Group, Inc.:
Eric R. Anderson, Senior Vice President, Corporate Communications and Investor Relations - 800.613.3615 or 202.969.3102

ProAssurance Corporation:
Frank B. O'Neil, Senior Vice President, Corporate Communications and Investor Relations - 800.282.6242 or 205.877.4461

DISTRICT OF COLUMBIA DEPARTMENT OF INSURANCE SETS PUBLIC HEARING FOR NCRIC AND PROASSURANCE TRANSACTION

Washington,  DC and Birmingham,  AL - May 6, 2005 - NCRIC Group,  Inc.  (NASDAQ:
NCRI) and ProAssurance Corporation (NYSE: PRA) today jointly announced that the District of Columbia Department of Insurance, Securities and Banking ("DISB") has set a public hearing to consider the proposed Agreement and Plan of Merger dated February 28, 2005, by and between NCRIC Group, Inc. and ProAssurance Corporation.

The public hearing will be held in the Old Council Chambers at 441 4th Street, NW in the District of Columbia, on June 6, 2005 at 10:00 am, Eastern Time. As previously disclosed in a joint press release dated February 28, 2005, NCRIC and ProAssurance have agreed to a transaction that would result in NCRIC becoming a wholly owned subsidiary of ProAssurance.

ProAssurance filed a Form A with the DISB on April 15, 2005. The Form A substantially incorporates by reference the Form S-4 Registration Statement
(Registration No. 333-124156) filed by ProAssurance with the United States Securities and Exchange Commission on April 19, 2005. The notice of hearing can be viewed on the DISB website (www.disb.dc.gov) or the website for ProAssurance (www.ProAssurance.com) or NCRIC (www.ncric.com). Questions regarding the hearing can be directed to DISB public information officer, Janice Ghenene at
202.442.7822. The hearing will be open to the public.

Investors and shareholders of NCRIC Group and ProAssurance are urged to read the Registration Statement because it contains important information regarding the transaction and their legal rights. Investors and shareholders can obtain a free copy of the Registration Statement as well as other documents filed by NCRIC

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

Group and ProAssurance with the Securities and Exchange Commission at the Securities and Exchange Commission's website at www.sec.gov, and from the Investor Relations section of both companies' websites (www.ProAssurance.com and www.ncric.com).

These documents are also available without charge upon request to either:

NCRIC Group, Inc.                                  ProAssurance Corporation
-----------------                                  ------------------------
Eric R. Anderson                                   Frank B. O'Neil
Senior Vice President,                             Senior Vice President,
Corporate Communications                           Corporate Communications
800.613.3615 or 202.969.3102                       800.282.6242 or 205.877.4461
anderson@ncric.com                                 foneil@proassurance.com

NCRIC Group, Inc. and its respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from the stockholders of NCRIC in connection with the proposed merger. Information about the directors and executive officers of NCRIC and their ownership of NCRIC common stock is set forth in the proxy statement, dated April 26, 2005, for NCRIC's 2005 annual meeting of stockholders, as filed with the SEC. You can obtain a free copy of these documents at the Securities and Exchange Commission's website or by contacting NCRIC Group at the address set forth above.

About NCRIC Group, Inc.
NCRIC Group, Inc. (NCRIC) is a healthcare financial services organization that assists individual physicians and groups of physicians in managing their practices by providing medical professional liability insurance, practice management and financial services, and employee benefits plan design and pension administration. In addition to its headquarters in Washington, D.C., NCRIC has offices in Wilmington, Delaware; Greensboro, North Carolina; Richmond and Lynchburg, Virginia; and Charleston, West Virginia. NCRIC provides services to more than 4,600 physician clients.

About ProAssurance
ProAssurance is a specialty insurer with more than $3.2 billion in assets and $790 million in gross written premiums in 2004. As the nation's fourth largest writer of medical professional liability insurance, ProAssurance's principal professional liability subsidiaries, The Medical Assurance Company, Inc., ProNational Insurance Company, and Red Mountain Casualty Insurance Company, Inc., are recognized leaders in developing solutions which serve the needs of the evolving healthcare industry. ProAssurance is the tenth largest writer of personal auto coverage in Michigan through its subsidiary, MEEMIC Insurance Company.

A.M. Best assigns a rating of "A-" (Excellent) to ProAssurance and its principal professional liability subsidiaries and MEEMIC, Standard & Poor's assigns its principal professional liability carriers a rating of "A-" ("Strong"), and Fitch assigns a rating of "A-" to its subsidiaries The Medical Assurance Company, ProNational Insurance Company and MEEMIC Insurance Company.

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Caution Regarding Forward-Looking Statements
This news release contains historical information as well as forward-looking statements that are based upon our estimates and anticipation of future events that are subject to certain risks and uncertainties that could cause actual results to vary materially from the expected results described in the forward-looking statements. The words "anticipate," "believe," "estimate," "expect," "hopeful," "intend," "may," "optimistic," "preliminary," "project," "should," "will," and similar expressions are intended to identify these forward-looking statements. There are numerous important factors that could cause our actual results to differ materially from those in the forward-looking statements. Thus, sentences and phrases that we use to convey our view of future events and trends are expressly designated as Forward-Looking Statements as are sections of this news release clearly identified as giving our outlook on future business. The principal risk factors that may cause actual results to differ materially from those expressed in the forward-looking statements are described in various documents we file with the Securities and Exchange Commission, including Form 10-K for the year ended December 31, 2004 and Form 10-Q for the most recent quarter.

These forward-looking statements are subject to significant risks, assumptions and uncertainties, including, among other things, the following important factors that could affect the actual outcome of future events:

Relating to the ongoing operations of the combined companies:

         o general economic conditions, either nationally or in our market area, that are worse than expected;
         o regulatory and legislative actions or decisions that adversely affect our business plans or operations;
         o        price competition;
         o        inflation  and changes in the interest  rate  environment  the performance of financial markets and/or changes in the securities markets that adversely affect the fair value of our investments or operations;
         o changes in laws or government regulations affecting medical professional liability insurance and practice management and financial services;
         o        changes to our ratings assigned by A.M. Best;
         o        the effect of managed healthcare;
         o uncertainties inherent in the estimate of loss and loss adjustment expense reserves and reinsurance; and changes in the availability, cost, quality, or collectibility of reinsurance;
         o significantly increased competition among insurance providers and related pricing weaknesses in some markets;
         o        changes  in  accounting  policies  and  practices,  as  may be adopted by our regulatory agencies and the Financial Accounting Standards Board; and
         o        changes in our  organization,  compensation and benefit plans.

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

Relating to the proposed transaction with ProAssurance:

         o the business of ProAssurance and NCRIC may not be combined successfully, or such combination may take longer to accomplish than expected;
         o the cost savings from the merger may not be fully realized or may take longer to realize than expected;
         o operating costs, customer loss and business disruption following the merger, including adverse effects on relationships with employees, may be greater than expected;
         o governmental approvals of the merger may not be obtained, or adverse regulatory conditions may be imposed in connection with governmental approvals of the merger;
         o restrictions on our ability to achieve continued growth through expansion into other states or through acquisitions or business combinations; and
         o        the stockholders of NCRIC may fail to approve the merger.

We wish to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made, and wish to advise readers that the factors listed above could affect our financial performance and could cause actual results for future periods to differ materially from any opinions or statements expressed with respect to periods in any current statements. We do not undertake and specifically decline any obligation to publicly release the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.



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May 6, 2005


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